UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2005

TUT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25291	94-2958543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6000 SW Meadows Road, Suite 200

Lake Oswego, Oregon 97035

(Address of principal executive offices) (Zip Code)

(971) 217-0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A is being filed to amend the initial report on Form 8-K filed with the Securities and Exchange Commission by Tut Systems on June 7, 2005 for purposes of including the financial statements and pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 1, 2005, Tut Systems, Inc. announced that the merger with Copper Mountain Networks, Inc. had been completed. Pursuant to the terms of the Agreement and Plan of Merger between Tut Systems and Copper Mountain Networks dated February 11, 2005, Copper Mountain Networks became a wholly-owned subsidiary of Tut Systems, effective June 1, 2005. Each share of Copper Mountain Networks common stock has been converted into the right to receive approximately 0.3264 shares of Tut Systems common stock. Approximately 2.5 million shares of Tut Systems common stock was issued to the former holders of Copper Mountain Networks as a result of the transaction. The press release that Tut Systems issued to announce the completion of the transaction was previously furnished on the original filing of this Form 8-K on June 7, 2005.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements of Copper Mountain Networks Inc. for the years ended December 31, 2004 and 2003 are incorporated herein by reference to Tut Systems’ Form S-4 filed on April 26, 2005 (Registration No. 333-123869).

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information for the year ended December 31, 2004 giving effect to the acquisition of Copper Mountain that Tut Systems previously filed on Form S-4 dated April 26, 2005 (Registration No. 333-123869), is incorporated herein by reference.

The Unaudited Pro Forma Condensed Combined Financial Information at and for the periods ended March 31, 2005 and June 30, 2005 are attached to this Current Report on Form 8-K/A as Exhibit 99.1.

(c)	Exhibits.

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Copper Mountain Systems, Inc.

99.1	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 17, 2005	By:	/S/ RANDALL K. GAUSMAN
Randall K. Gausman Vice-President, Finance and Administration, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Copper Mountain Systems, Inc.

99.1	Unaudited Pro Forma Condensed Combined Financial Information